Exhibit (q)

Bitwise Funds Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Katherine Dowling and Paul (Teddy) Fusaro and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Bitwise Funds Trust one or more registration statements on Form N-14, Form N-1A or any other form of registration statement promulgated under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 22nd day of February, 2025.

/s/ David Fogel
David Fogel

State of Connecticut	)
) SS Fairfield.
County of Fairfield	)

On this 22nd day of February, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”
/s/ Lucimil Castillo-Gonzalez
Notary Public, State of CT	Notary Public

My Commission Expires: 03/31/2028

Bitwise Funds Trust

Power of Attorney

Know All Persons by These Presents, that the undersigned, a trustee of the above referenced organization, hereby constitutes and appoints Katherine Dowling (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Bitwise Funds Trust one or more registration statements on Form N-14, Form N-IA or any other form of registration statement promulgated under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 3rd day of March, 2025.

/s/ Paul Edward Fusaro
Paul (Teddy) Fusaro

State of Texas	)
) SS
County of Tarrant	)

On this 3rd day of March, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Sumner Rawn Wilson II
Notary Public, State of Texas	Notary Public

My Commission Expires: 07/21/2027

Electronically signed and notarized online using the Proof platform.

Bitwise Funds Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Katherine Dowling and Paul (Teddy) Fusaro and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Bitwise Funds Trust one or more registration statements on Form N-14, Form N-1A or any other form of registration statement promulgated under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 18th day of February, 2025.

/s/ Jim Gallo
Jim Gallo

State of Pennsylvania	)
) SS
County of Montgomery	)

On this 18th day of February, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Mark J. Hughes
Notary Public, State of PA	Notary Public

My Commission Expires: 12/12/2027

Bitwise Funds Trust

Power of Attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Katherine Dowling and Paul (Teddy) Fusaro and each of them (with full power to each of them to act alone) his true and lawful attomey-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Bitwise Funds Trust one or more registration statements on Form N-14, Form N-1A or any other form of registration statement promulgated under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 15th day of FEB, 2025.

/s/ Terrence Olson
Terrence Olson

State of Florida	)
) SS
County of Collier	)

On this 15th day of FEB, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Justin Ryan Palesky	/s/ Justin Ryan Palesky
Notary Public, State of Florida	Notary Public

My Commission Expires: 10/08/2027

Bitwise Funds Trust

Power of Attorney

Know All Persons by These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Katherine Dowling and Paul (Teddy) Fusaro and each of them (with full power to each of them to act alone) his true and lawful attomey-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Bitwise Funds Trust one or more registration statements on Form N-14, Form N-1A or any other form of registration statement promulgated under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 4th day of March, 2025.

/s/ Jena Watson
Jena Watson

State of California	)
) SS
County of Marin	)

On this 4th day of March, 2025, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

/s/ Timothy Patrick Solomon
Notary Public, State of CA	Notary Public

My Commission Expires: 03/19/2025